THIS WARRANT AND ANY SHARES  ACQUIRED UPON THE EXERCISE OF THIS WARRANT
         HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION


18,000                                                          Warrant No. G1-1



                          SIGNAL APPAREL COMPANY, INC.
                             STOCK PURCHASE WARRANT



Registered Owner:  Brown Simpson Strategic Growth Fund, L.P.

     This certifies that, for value received, Signal Apparel Company, Inc., an Indiana corporation, the ("Company") grants the following rights to the Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (as defined in section 5 hereof) to the Company, the Company shall issue to the Registered Owner, or assigns, up to the number of shares specified in paragraph 2 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant is 18,000 shares, subject to adjustment from time to time as set forth in paragraph 6 below. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of the shares.

     3. Exercise Price. The exercise price of this Warrant, the price at which the shares of stock purchasable upon exercise of this Warrant may be purchased, is 125% of the Fixed Strike Price (as defined in the Certificate of Designation), subject to adjustment from time to time pursuant to the provisions of paragraph 6 below (the "Exercise Price").

     4. Exercise Period. This Warrant may only be exercised beginning on September 17, 1998 and up to and including September 17, 2003 five years after the date of the Warrant, less one day. If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     5. Tender. This Warrant may be exercised, in whole or in part, by actual delivery of (i) the Exercise Price in cash, (ii) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or assigns, of this Warrant, and
(iii) by surrender of this Warrant. The payment and Warrant Exercise Form must be delivered, personally or by mail, to the registered office of the Company. Documents sent by mail shall be deemed to be delivered when they are received by the Company.

     6. Adjustment of Exercise Price.

          (a) If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (b) If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all of the holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value (as defined below) of Common Stock at the record date mentioned below, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price pursuant to this paragraph (6)(b), if any such right or warrant shall expire and all or any portion thereof shall not have been exercised, the Exercise Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of section (f) after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights or warrants actually exercised.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all of the holders of Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be convertible shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (an "Appraiser") selected in good faith by the holder of the Warrant; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser meeting the same qualifications, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (d) All calculations under this section 6 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

          (e) Whenever the Exercise Price is adjusted pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly mail to the holder of the Warrant, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (f) In case of (A) any reclassification of the Common Stock, (B) any consolidation or merger of the Company with or into another person pursuant to which (i) a majority of the Company's Board of Directors will not constitute a majority of the board of directors of the surviving entity or
     (ii) less than 51% of the outstanding shares of the capital stock of the surviving entity will be held by the same shareholders of the Company prior to such reclassification, consolidation or merger, (C) the sale or transfer of all or substantially all of the assets of the Company, (D) any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, (E) suspension from listing or delisting of the Common Stock from The New York Stock Exchange or The Nasdaq National Market for a period of five consecutive days, (F) the Company's notice to any Holder, including by way of public announcement, at any time, of its intention, for any reason, not to comply with proper requests for conversion of any shares of Series G1 Preferred Stock into, or exercise of this

     Warrant for, shares of Common Stock, or (G) a breach by the Company of any representation, warranty, covenant or other term or condition of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 2.1(a) of the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten days after the Company knows or reasonably should have known of the existence of such breach (clauses (A) through (G) above referred to as a "Redemption Event"), the holder of the Warrant shall have the right thereafter to convert the Warrant only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Redemption Event, and the holder of the Warrant shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the Warrant could have been converted immediately prior to such Redemption Event would have been entitled.

          (g) If:

          A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          C. the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          D. the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

          E.   the  Company  shall   authorize  the  voluntary  or   involuntary
               dissolution, liquidation or winding up of the affairs of the Company;

     then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Warrant, and shall cause to be mailed to the holder of this Warrant at its address as it shall appear below, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          (h) Adjustment to Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6(h).

               (i) Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below)) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the consideration per share of Common Stock of such issuance or sale. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares, shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below) or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a license or of a division, assets or business (or stock constituting any portion thereof) from another person) for a consideration per share which is (A) greater than the Exercise Price in effect immediately prior to such issuance or sale and (B) less the average of the Per Share Market Values on the five consecutive trading days immediately preceding the date of such issuance or sale (the price in this clause (B) is herein referred to as "Market Price"), then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the product of (x) the Exercise Price in effect immediately prior to such issue or sale and (y) the quotient determined by dividing (1) the sum of (I) the product of (A) the Market Price and (B) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product of (I) the Market Price and (II) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately after such issue or sale. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                    (A) Issuance of Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in the case of the first sentence of Section 6(h)(i), or the Market Price in the case of the second sentence of Section 6(h)(i) (collectively, the "Applicable Price"), then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 6(h)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such
               Convertible Securities issuable upon the exercise of such Options. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (B) Issuance of  Convertible  Securities.  If the Company in
               any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this
               Section 6(h)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 6(h)(i), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                    (C) Change in Option Price or Rate of  Conversion.  If there is a change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible

               Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

                    (D) Certain  Definitions.  For purposes of  determining  the adjusted Exercise Price under this Section 6(h)(i), the following terms have meanings set forth below:

                         (I) "Approved Stock Plan" shall mean any contract, plan
                    or agreement which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant.

                         (II) "Common Stock Deemed  Outstanding"  means,  at any
                    given time, the number of shares of Common Stock issued and outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 6(h)(i)(A) and 6(h)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the shares of Series G1 Preferred Stock or exercise of the Warrants.

                    (E) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                         (I) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Per Share Market Values of such security for the five (5) consecutive Trading Days immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holders of a majority of the shares of Series G1 Preferred Stock then outstanding. If such parties are unable to reach agreement within ten

                    (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be binding upon all parties absent manifest error.

                         (II) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.01.

                         (III) Treasury  Shares.  The number of shares of Common
                    Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                         (IV) Record Date.  If the Company takes a record of the
                    holders of Common  Stock for the purpose of  entitling  them
                    (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Certain Events. If any event occurs of the type contemplated by the provisions of Section 6(h)(i) (subject to the exceptions stated therein) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Holder, or assigns, of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(h).

     7. Per Share Market Value. Per Share Market Value means on any particular date (i) the closing bid price per share of the Common Stock on such date on the New York Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the New York Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the New York Stock Exchange or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     8. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are convertible at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement dated September 17, 1998 by and among the Company, Brown Simpson Strategic Growth Fund, L.P., Brown Simpson Strategic Growth Fund, Ltd., Heracles Fund Ltd. and Themis Partners, L.P.

     9. Notices. All notices or other communications required hereunder shall be in writing and shall be sent either (i) by courier, or (ii) by telecopy as well as by registered or certified mail, and shall be regarded as properly given in the case of a courier upon actual delivery to the proper place of address; in the case of telecopy, on the day following the date of transmission if properly addressed and sent without transmission error to the correct number and receipt is confirmed by telephone within 48 hours of the transmission; in the case of a letter for which a telecopy could not be successfully transmitted or receipt of which could not be confirmed as herein provided, three days after the registered or certified mailing date if the letter is properly addressed and postage prepaid; and shall be regarded as properly addressed if sent to the parties or their representatives at the addresses given below:


          To the Company:           Signal Apparel Company, Inc.
                                    200A Manufacturers Road
                                    Chattanooga, Tennessee  37405
                                    Attn:  President & General Counsel
                                    Phone:  (423) 756-8146
                                    Fax:  (423) 752-2040

          To the holder:            Brown Simpson Strategic Growth Fund, L.P.
                                    152 West 57th Street, 40th Floor
                                    New York, New York 10019
                                    Attn: Paul Gustus
                                    Phone:  (212) 247-8200
                                    Fax: (212) 247-1329

or such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested.



                            [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                     SIGNAL APPAREL COMPANY, INC.



                                     By:    /s/ John W. Prutch
                                            --------------------------------
                                     Name:  John W. Prutch
                                     Title:  President

                                    EXHIBIT A

                              Warrant Exercise Form

TO:  SIGNAL APPAREL COMPANY, INC.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Signal Apparel Company, Inc., pursuant to Warrant No. G1 heretofore issued to ___________________ on ____________, 1998; (2) encloses a payment of $__________ for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


    Date:  ____________________________________________________


    Investor Name:  ___________________________________________

    Taxpayer Identification
    Number: ___________________________________________________


    By:  ______________________________________________________

    Printed Name:  ____________________________________________

    Title: ____________________________________________________

    Address: __________________________________________________



    Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.


AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

         THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION


32,000                                                          Warrant No. G1-2



                          SIGNAL APPAREL COMPANY, INC.
                             STOCK PURCHASE WARRANT



Registered Owner:  Brown Simpson Strategic Growth Fund, Ltd.

     This certifies that, for value received, Signal Apparel Company, Inc., an Indiana corporation, the ("Company") grants the following rights to the Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (as defined in section 5 hereof) to the Company, the Company shall issue to the Registered Owner, or assigns, up to the number of shares specified in paragraph 2 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant is 32,000 shares, subject to adjustment from time to time as set forth in paragraph 6 below. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of the shares.

     3. Exercise Price. The exercise price of this Warrant, the price at which the shares of stock purchasable upon exercise of this Warrant may be purchased, is 125% of the Fixed Strike Price (as defined in the Certificate of Designation), subject to adjustment from time to time pursuant to the provisions of paragraph 6 below (the "Exercise Price").

     4. Exercise Period. This Warrant may only be exercised beginning on September 17, 1998 and up to and including September 17, 2003 five years after the date of the Warrant, less one day. If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     5. Tender. This Warrant may be exercised, in whole or in part, by actual delivery of (i) the Exercise Price in cash, (ii) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or assigns, of this Warrant, and
(iii) by surrender of this Warrant. The payment and Warrant Exercise Form must be delivered, personally or by mail, to the registered office of the Company. Documents sent by mail shall be deemed to be delivered when they are received by the Company.

     6. Adjustment of Exercise Price.

          (a) If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (b) If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all of the holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value (as defined below) of Common Stock at the record date mentioned below, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price pursuant to this paragraph (6)(b), if any such right or warrant shall expire and all or any portion thereof shall not have been exercised, the Exercise Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of section (f) after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights or warrants actually exercised.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all of the holders of Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be convertible shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (an "Appraiser") selected in good faith by the holder of the Warrant; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser meeting the same qualifications, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (d) All calculations under this section 6 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

          (e) Whenever the Exercise Price is adjusted pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly mail to the holder of the Warrant, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (f) In case of (A) any reclassification of the Common Stock, (B) any consolidation or merger of the Company with or into another person pursuant to which (i) a majority of the Company's Board of Directors will not constitute a majority of the board of directors of the surviving entity or
     (ii) less than 51% of the outstanding shares of the capital stock of the surviving entity will be held by the same shareholders of the Company prior to such reclassification, consolidation or merger, (C) the sale or transfer of all or substantially all of the assets of the Company, (D) any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, (E) suspension from listing or delisting of the Common Stock from The New York Stock Exchange or The Nasdaq National Market for a period of five consecutive days, (F) the Company's notice to any Holder, including by way of public announcement, at any time, of its intention, for any reason, not to comply with proper requests for conversion of any shares of Series G1 Preferred Stock into, or exercise of this

     Warrant for, shares of Common Stock, or (G) a breach by the Company of any representation, warranty, covenant or other term or condition of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 2.1(a) of the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten days after the Company knows or reasonably should have known of the existence of such breach (clauses (A) through (G) above referred to as a "Redemption Event"), the holder of the Warrant shall have the right thereafter to convert the Warrant only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Redemption Event, and the holder of the Warrant shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the Warrant could have been converted immediately prior to such Redemption Event would have been entitled.

          (g) If:

          A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          C. the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          D. the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

          E.   the  Company  shall   authorize  the  voluntary  or   involuntary
               dissolution, liquidation or winding up of the affairs of the Company;

     then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Warrant, and shall cause to be mailed to the holder of this Warrant at its address as it shall appear below, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          (h) Adjustment to Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6(h).

               (i) Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below)) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the consideration per share of Common Stock of such issuance or sale. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares, shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below) or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a license or of a division, assets or business (or stock constituting any portion thereof) from another person) for a consideration per share which is (A) greater than the Exercise Price in effect immediately prior to such issuance or sale and (B) less the average of the Per Share Market Values on the five consecutive trading days immediately preceding the date of such issuance or sale (the price in this clause (B) is herein referred to as "Market Price"), then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the product of (x) the Exercise Price in effect immediately prior to such issue or sale and (y) the quotient determined by dividing (1) the sum of (I) the product of (A) the Market Price and (B) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product of (I) the Market Price and (II) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately after such issue or sale. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                    (A) Issuance of Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in the case of the first sentence of Section 6(h)(i), or the Market Price in the case of the second sentence of Section 6(h)(i) (collectively, the "Applicable Price"), then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 6(h)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such
               Convertible Securities issuable upon the exercise of such Options. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (B) Issuance of  Convertible  Securities.  If the Company in
               any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this
               Section 6(h)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 6(h)(i), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                    (C) Change in Option Price or Rate of  Conversion.  If there is a change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible

               Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

                    (D) Certain  Definitions.  For purposes of  determining  the adjusted Exercise Price under this Section 6(h)(i), the following terms have meanings set forth below:

                         (I) "Approved Stock Plan" shall mean any contract, plan
                    or agreement which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant.

                         (II) "Common Stock Deemed  Outstanding"  means,  at any
                    given time, the number of shares of Common Stock issued and outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 6(h)(i)(A) and 6(h)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the shares of Series G1 Preferred Stock or exercise of the Warrants.

                    (E) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                         (I) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Per Share Market Values of such security for the five (5) consecutive Trading Days immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holders of a majority of the shares of Series G1 Preferred Stock then outstanding. If such parties are unable to reach agreement within ten

                    (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be binding upon all parties absent manifest error.

                         (II) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.01.

                         (III) Treasury  Shares.  The number of shares of Common
                    Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                         (IV) Record Date.  If the Company takes a record of the
                    holders of Common  Stock for the purpose of  entitling  them
                    (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Certain Events. If any event occurs of the type contemplated by the provisions of Section 6(h)(i) (subject to the exceptions stated therein) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Holder, or assigns, of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(h).

     7. Per Share Market Value. Per Share Market Value means on any particular date (i) the closing bid price per share of the Common Stock on such date on the New York Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the New York Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the New York Stock Exchange or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     8. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are convertible at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement dated September 17, 1998 by and among the Company, Brown Simpson Strategic Growth Fund, L.P., Brown Simpson Strategic Growth Fund, Ltd., Heracles Fund Ltd. and Themis Partners, L.P.

     9. Notices. All notices or other communications required hereunder shall be in writing and shall be sent either (i) by courier, or (ii) by telecopy as well as by registered or certified mail, and shall be regarded as properly given in the case of a courier upon actual delivery to the proper place of address; in the case of telecopy, on the day following the date of transmission if properly addressed and sent without transmission error to the correct number and receipt is confirmed by telephone within 48 hours of the transmission; in the case of a letter for which a telecopy could not be successfully transmitted or receipt of which could not be confirmed as herein provided, three days after the registered or certified mailing date if the letter is properly addressed and postage prepaid; and shall be regarded as properly addressed if sent to the parties or their representatives at the addresses given below:

         To the Company:           Signal Apparel Company, Inc.
                                   200A Manufacturers Road
                                   Chattanooga, Tennessee  37405
                                   Attn:  President & General Counsel
                                   Phone:  (423) 756-8146
                                   Fax:  (423) 752-2040

         To the holder:            Brown Simpson Strategic Growth Fund, Ltd.
                                   152 West 57th Street, 40th Floor
                                   New York, New York 10019
                                   Attn: Paul Gustus
                                   Phone:  (212) 247-8200
                                   Fax: (212) 247-1329

or such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested.



                            [signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.


                                         SIGNAL APPAREL COMPANY, INC.



                                         By:    /s/ John W. Prutch
                                                ---------------------
                                         Name:  John W. Prutch
                                         Title:  President

                                    EXHIBIT A

                              Warrant Exercise Form

TO:      SIGNAL APPAREL COMPANY, INC.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Signal Apparel Company, Inc., pursuant to Warrant No. G1 heretofore issued to ___________________ on ____________, 1998; (2) encloses a payment of $__________ for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


    Date:  ____________________________________________________


    Investor Name:  ___________________________________________

    Taxpayer Identification
    Number: ___________________________________________________


    By:  ______________________________________________________

    Printed Name:  ____________________________________________

    Title: ____________________________________________________

    Address: __________________________________________________



    Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.


AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

          THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION


12,500                                                          Warrant No. G1-3



                          SIGNAL APPAREL COMPANY, INC.
                             STOCK PURCHASE WARRANT



Registered Owner:  Themis Partners, L.P.

     This certifies that, for value received, Signal Apparel Company, Inc., an Indiana corporation, the ("Company") grants the following rights to the Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (as defined in section 5 hereof) to the Company, the Company shall issue to the Registered Owner, or assigns, up to the number of shares specified in paragraph 2 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant is 12,500 shares, subject to adjustment from time to time as set forth in paragraph 6 below. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of the shares.

     3. Exercise Price. The exercise price of this Warrant, the price at which the shares of stock purchasable upon exercise of this Warrant may be purchased, is 125% of the Fixed Strike Price (as defined in the Certificate of Designation), subject to adjustment from time to time pursuant to the provisions of paragraph 6 below (the "Exercise Price").

     4. Exercise Period. This Warrant may only be exercised beginning on September 17, 1998 and up to and including September 17, 2003 five years after the date of the Warrant, less one day. If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     5. Tender. This Warrant may be exercised, in whole or in part, by actual delivery of (i) the Exercise Price in cash, (ii) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or assigns, of this Warrant, and
(iii) by surrender of this Warrant. The payment and Warrant Exercise Form must be delivered, personally or by mail, to the registered office of the Company. Documents sent by mail shall be deemed to be delivered when they are received by the Company.

     6. Adjustment of Exercise Price.

          (a) If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (b) If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all of the holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value (as defined below) of Common Stock at the record date mentioned below, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price pursuant to this paragraph (6)(b), if any such right or warrant shall expire and all or any portion thereof shall not have been exercised, the Exercise Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of section (f) after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights or warrants actually exercised.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all of the holders of Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be convertible shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (an "Appraiser") selected in good faith by the holder of the Warrant; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser meeting the same qualifications, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (d) All calculations under this section 6 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

          (e) Whenever the Exercise Price is adjusted pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly mail to the holder of the Warrant, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (f) In case of (A) any reclassification of the Common Stock, (B) any consolidation or merger of the Company with or into another person pursuant to which (i) a majority of the Company's Board of Directors will not constitute a majority of the board of directors of the surviving entity or
     (ii) less than 51% of the outstanding shares of the capital stock of the surviving entity will be held by the same shareholders of the Company prior to such reclassification, consolidation or merger, (C) the sale or transfer of all or substantially all of the assets of the Company, (D) any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, (E) suspension from listing or delisting of the Common Stock from The New York Stock Exchange or The Nasdaq National Market for a period of five consecutive days, (F) the Company's notice to any Holder, including by way of public announcement, at any time, of its intention, for any reason, not to comply with proper requests for conversion of any shares of Series G1 Preferred Stock into, or exercise of this

     Warrant for, shares of Common Stock, or (G) a breach by the Company of any representation, warranty, covenant or other term or condition of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 2.1(a) of the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten days after the Company knows or reasonably should have known of the existence of such breach (clauses (A) through (G) above referred to as a "Redemption Event"), the holder of the Warrant shall have the right thereafter to convert the Warrant only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Redemption Event, and the holder of the Warrant shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the Warrant could have been converted immediately prior to such Redemption Event would have been entitled.

          (g) If:

          A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          C. the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          D. the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

          E.   the  Company  shall   authorize  the  voluntary  or   involuntary
               dissolution, liquidation or winding up of the affairs of the Company;

     then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Warrant, and shall cause to be mailed to the holder of this Warrant at its address as it shall appear below, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          (h) Adjustment to Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6(h).

               (i) Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below)) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the consideration per share of Common Stock of such issuance or sale. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares, shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below) or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a license or of a division, assets or business (or stock constituting any portion thereof) from another person) for a consideration per share which is (A) greater than the Exercise Price in effect immediately prior to such issuance or sale and (B) less the average of the Per Share Market Values on the five consecutive trading days immediately preceding the date of such issuance or sale (the price in this clause (B) is herein referred to as "Market Price"), then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the product of (x) the Exercise Price in effect immediately prior to such issue or sale and (y) the quotient determined by dividing (1) the sum of (I) the product of (A) the Market Price and (B) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product of (I) the Market Price and (II) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately after such issue or sale. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                    (A) Issuance of Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in the case of the first sentence of Section 6(h)(i), or the Market Price in the case of the second sentence of Section 6(h)(i) (collectively, the "Applicable Price"), then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 6(h)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such
               Convertible Securities issuable upon the exercise of such Options. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (B) Issuance of  Convertible  Securities.  If the Company in
               any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this
               Section 6(h)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 6(h)(i), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                    (C) Change in Option Price or Rate of  Conversion.  If there is a change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible

               Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

                    (D) Certain  Definitions.  For purposes of  determining  the adjusted Exercise Price under this Section 6(h)(i), the following terms have meanings set forth below:

                         (I) "Approved Stock Plan" shall mean any contract, plan
                    or agreement which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant.

                         (II) "Common Stock Deemed  Outstanding"  means,  at any
                    given time, the number of shares of Common Stock issued and outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 6(h)(i)(A) and 6(h)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the shares of Series G1 Preferred Stock or exercise of the Warrants.

                    (E) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                         (I) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Per Share Market Values of such security for the five (5) consecutive Trading Days immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holders of a majority of the shares of Series G1 Preferred Stock then outstanding. If such parties are unable to reach agreement within ten

                    (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be binding upon all parties absent manifest error.

                         (II) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.01.

                         (III) Treasury  Shares.  The number of shares of Common
                    Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                         (IV) Record Date.  If the Company takes a record of the
                    holders of Common  Stock for the purpose of  entitling  them
                    (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Certain Events. If any event occurs of the type contemplated by the provisions of Section 6(h)(i) (subject to the exceptions stated therein) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Holder, or assigns, of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(h).

     7. Per Share Market Value. Per Share Market Value means on any particular date (i) the closing bid price per share of the Common Stock on such date on the New York Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the New York Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the New York Stock Exchange or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     8. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are convertible at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement dated September 17, 1998 by and among the Company, Brown Simpson Strategic Growth Fund, L.P., Brown Simpson Strategic Growth Fund, Ltd., Heracles Fund Ltd. and Themis Partners, L.P.

     9. Notices. All notices or other communications required hereunder shall be in writing and shall be sent either (i) by courier, or (ii) by telecopy as well as by registered or certified mail, and shall be regarded as properly given in the case of a courier upon actual delivery to the proper place of address; in the case of telecopy, on the day following the date of transmission if properly addressed and sent without transmission error to the correct number and receipt is confirmed by telephone within 48 hours of the transmission; in the case of a letter for which a telecopy could not be successfully transmitted or receipt of which could not be confirmed as herein provided, three days after the registered or certified mailing date if the letter is properly addressed and postage prepaid; and shall be regarded as properly addressed if sent to the parties or their representatives at the addresses given below:

         To the Company:           Signal Apparel Company, Inc.
                                   200A Manufacturers Road
                                   Chattanooga, Tennessee  37405
                                   Attn:  President & General Counsel
                                   Phone:  (423) 756-8146
                                   Fax:  (423) 752-2040

         To the Holder:            Themis Partners, L.P.
                                   c/o Promethean Investment Group
                                   40 W. 57th Street, Suite 1520
                                   New York, NY  10019
                                   Attn:  Jamie O'Brien
                                   Tel: (212) 698-0588
                                   Fax: (212) 698-0505

or such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested.



                            [signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                  SIGNAL APPAREL COMPANY, INC.



                                  By:    /s/ John W. Prutch
                                         -----------------------------
                                  Name:  John W. Prutch
                                  Title:  President

                                    EXHIBIT A

                              Warrant Exercise Form

TO:  SIGNAL APPAREL COMPANY, INC.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Signal Apparel Company, Inc., pursuant to Warrant No. G1 heretofore issued to ___________________ on ____________, 1998; (2) encloses a payment of $__________ for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


    Date:  ____________________________________________________


    Investor Name:  ___________________________________________

    Taxpayer Identification
    Number: ___________________________________________________


    By:  ______________________________________________________

    Printed Name:  ____________________________________________

    Title: ____________________________________________________

    Address: __________________________________________________


    Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.


AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

         THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION


37,500                                                          Warrant No. G1-4



                          SIGNAL APPAREL COMPANY, INC.
                             STOCK PURCHASE WARRANT



Registered Owner:  Heracles Fund Ltd.

     This certifies that, for value received, Signal Apparel Company, Inc., an Indiana corporation, the ("Company") grants the following rights to the Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (as defined in section 5 hereof) to the Company, the Company shall issue to the Registered Owner, or assigns, up to the number of shares specified in paragraph 2 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant is 37,500 shares, subject to adjustment from time to time as set forth in paragraph 6 below. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of the shares.

     3. Exercise Price. The exercise price of this Warrant, the price at which the shares of stock purchasable upon exercise of this Warrant may be purchased, is 125% of the Fixed Strike Price (as defined in the Certificate of Designation), subject to adjustment from time to time pursuant to the provisions of paragraph 6 below (the "Exercise Price").

     4. Exercise Period. This Warrant may only be exercised beginning on September 17, 1998 and up to and including September 17, 2003 five years after the date of the Warrant, less one day. If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     5. Tender. This Warrant may be exercised, in whole or in part, by actual delivery of (i) the Exercise Price in cash, (ii) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or assigns, of this Warrant, and
(iii) by surrender of this Warrant. The payment and Warrant Exercise Form must be delivered, personally or by mail, to the registered office of the Company. Documents sent by mail shall be deemed to be delivered when they are received by the Company.

     6. Adjustment of Exercise Price.

          (a) If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (b) If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all of the holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value (as defined below) of Common Stock at the record date mentioned below, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price pursuant to this paragraph (6)(b), if any such right or warrant shall expire and all or any portion thereof shall not have been exercised, the Exercise Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of section (f) after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights or warrants actually exercised.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all of the holders of Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be convertible shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (an "Appraiser") selected in good faith by the holder of the Warrant; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser meeting the same qualifications, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (d) All calculations under this section 6 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

          (e) Whenever the Exercise Price is adjusted pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly mail to the holder of the Warrant, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (f) In case of (A) any reclassification of the Common Stock, (B) any consolidation or merger of the Company with or into another person pursuant to which (i) a majority of the Company's Board of Directors will not constitute a majority of the board of directors of the surviving entity or
     (ii) less than 51% of the outstanding shares of the capital stock of the surviving entity will be held by the same shareholders of the Company prior to such reclassification, consolidation or merger, (C) the sale or transfer of all or substantially all of the assets of the Company, (D) any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, (E) suspension from listing or delisting of the Common Stock from The New York Stock Exchange or The Nasdaq National Market for a period of five consecutive days, (F) the Company's notice to any Holder, including by way of public announcement, at any time, of its intention, for any reason, not to comply with proper requests for conversion of any shares of Series G1 Preferred Stock into, or exercise of this

     Warrant for, shares of Common Stock, or (G) a breach by the Company of any representation, warranty, covenant or other term or condition of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 2.1(a) of the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten days after the Company knows or reasonably should have known of the existence of such breach (clauses (A) through (G) above referred to as a "Redemption Event"), the holder of the Warrant shall have the right thereafter to convert the Warrant only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Redemption Event, and the holder of the Warrant shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the Warrant could have been converted immediately prior to such Redemption Event would have been entitled.

          (g) If:

          A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          C. the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          D. the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

          E.   the  Company  shall   authorize  the  voluntary  or   involuntary
               dissolution, liquidation or winding up of the affairs of the Company;

     then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Warrant, and shall cause to be mailed to the holder of this Warrant at its address as it shall appear below, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          (h) Adjustment to Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6(h).

               (i) Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below)) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the consideration per share of Common Stock of such issuance or sale. If and whenever on or after the Closing Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares, Warrant Shares, shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined below) or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a license or of a division, assets or business (or stock constituting any portion thereof) from another person) for a consideration per share which is (A) greater than the Exercise Price in effect immediately prior to such issuance or sale and (B) less the average of the Per Share Market Values on the five consecutive trading days immediately preceding the date of such issuance or sale (the price in this clause (B) is herein referred to as "Market Price"), then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the product of (x) the Exercise Price in effect immediately prior to such issue or sale and (y) the quotient determined by dividing (1) the sum of (I) the product of (A) the Market Price and (B) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product of (I) the Market Price and (II) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately after such issue or sale. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                    (A) Issuance of Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in the case of the first sentence of Section 6(h)(i), or the Market Price in the case of the second sentence of Section 6(h)(i) (collectively, the "Applicable Price"), then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 6(h)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such
               Convertible Securities issuable upon the exercise of such Options. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (B) Issuance of  Convertible  Securities.  If the Company in
               any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this
               Section 6(h)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 6(h)(i), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                    (C) Change in Option Price or Rate of  Conversion.  If there is a change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible

               Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

                    (D) Certain  Definitions.  For purposes of  determining  the adjusted Exercise Price under this Section 6(h)(i), the following terms have meanings set forth below:

                         (I) "Approved Stock Plan" shall mean any contract, plan
                    or agreement which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant.

                         (II) "Common Stock Deemed  Outstanding"  means,  at any
                    given time, the number of shares of Common Stock issued and outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 6(h)(i)(A) and 6(h)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the shares of Series G1 Preferred Stock or exercise of the Warrants.

                    (E) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                         (I) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Per Share Market Values of such security for the five (5) consecutive Trading Days immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holders of a majority of the shares of Series G1 Preferred Stock then outstanding. If such parties are unable to reach agreement within ten

                    (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be binding upon all parties absent manifest error.

                         (II) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.01.

                         (III) Treasury  Shares.  The number of shares of Common
                    Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                         (IV) Record Date.  If the Company takes a record of the
                    holders of Common  Stock for the purpose of  entitling  them
                    (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Certain Events. If any event occurs of the type contemplated by the provisions of Section 6(h)(i) (subject to the exceptions stated therein) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Holder, or assigns, of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(h).

     7. Per Share Market Value. Per Share Market Value means on any particular date (i) the closing bid price per share of the Common Stock on such date on the New York Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the New York Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the New York Stock Exchange or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     8. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are convertible at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement dated September 17, 1998 by and among the Company, Brown Simpson Strategic Growth Fund, L.P., Brown Simpson Strategic Growth Fund, Ltd., Heracles Fund Ltd. and Themis Partners, L.P.

     9. Notices. All notices or other communications required hereunder shall be in writing and shall be sent either (i) by courier, or (ii) by telecopy as well as by registered or certified mail, and shall be regarded as properly given in the case of a courier upon actual delivery to the proper place of address; in the case of telecopy, on the day following the date of transmission if properly addressed and sent without transmission error to the correct number and receipt is confirmed by telephone within 48 hours of the transmission; in the case of a letter for which a telecopy could not be successfully transmitted or receipt of which could not be confirmed as herein provided, three days after the registered or certified mailing date if the letter is properly addressed and postage prepaid; and shall be regarded as properly addressed if sent to the parties or their representatives at the addresses given below:

           To the Company:           Signal Apparel Company, Inc.
                                     200A Manufacturers Road
                                     Chattanooga, Tennessee  37405
                                     Attn:  President & General Counsel
                                     Phone:  (423) 756-8146
                                     Fax:  (423) 752-2040

           To the Holder:            Heracles Fund Ltd.
                                     c/o Promethean Investment Group
                                     40 W. 57th Street, Suite 1520
                                     New York, NY  10019
                                     Attn:  Jamie O'Brien
                                     Tel: (212) 698-0588
                                     Fax: (212) 698-0505

or such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested.



                            [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                  SIGNAL APPAREL COMPANY, INC.



                                  By:    /s/ John W. Prutch
                                         ---------------------------
                                  Name:  John W. Prutch
                                  Title:  President

                                    EXHIBIT A

                              Warrant Exercise Form

TO:  SIGNAL APPAREL COMPANY, INC.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Signal Apparel Company, Inc., pursuant to Warrant No. G1 heretofore issued to ___________________ on ____________, 1998; (2) encloses a payment of $__________ for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


    Date:  ____________________________________________________


    Investor Name:  ___________________________________________

    Taxpayer Identification
    Number: ___________________________________________________


    By:  ______________________________________________________

    Printed Name:  ____________________________________________

    Title: ____________________________________________________

    Address: __________________________________________________


    Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.


AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.